2019 REGISTERED DIRECT OFFERING (Tables) - Registered Direct Offering 2019 [Member]	12 Months Ended
Sep. 30, 2019
Schedule of Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation

Fair Value Measurements Using Significant Unobservable Inputs	September 30,
(Level 3)	2019
Beginning balance at beginning of year	$—

Issuances	1,628,113

Adjustments to estimated fair value	(380,698)

Ending balance at end of year	$1,247,415

Schedule of assumptions used to value derivative liabilities

The derivative liabilities were valued as of September 30, 2019 and May 14, 2019 using the Black Scholes Model with the following assumptions:

	September 30,	May 14,
	2019	2019
Closing price per share of common stock	$0.24	$0.283
Exercise price per share	$0.40	$0.40
Expected volatility	92.11%	93.44%
Risk-free interest rate	1.55%	2.20%
Dividend yield	—	—
Remaining expected term of underlying securities (years)	4.61	5.00